                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Southern Farm Bureau Life Insurance Company

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                          /s/ KPMG LLP

Jackson, Mississippi
January 21, 2002